EXHIBIT 99.2

                           DYNA-CAM ENGINE CORPORATION

                                CERTIFICATION OF
                          PRINCIPAL ACCOUNTING OFFICER
                       PURSUANT TO18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Jack E. Dahl, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that to my knowledge the Quarterly Report of Dyna-Cam Engine Corporation on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Dyna-Cam Engine Corporation.


                                       By: /s/ Jack E. Dahl
                                           -------------------------------------
                                           Jack E. Dahl
                                           President and Chief Operating Officer
                                           (Principal Accounting Officer)